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Exhibit 99.1

Certification of CEO Pursuant to
18 U.S.C Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        I, James R. Zarley, the Chief Executive Officer of ValueClick, Inc. (the "Company") certify for the purposes of 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  •
  The Annual Report of the Company on Form 10-K for the period ended December 31, 2002 fully complies with the requirement of Section 13(a) or Section 13(d) of the Securities Exchange Act of 1934; and

  •
  The information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 26, 2003	By:	/s/ JAMES R. ZARLEY James R. Zarley Chief Executive Officer

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Certification of CEO Pursuant to 18 U.S.C Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002